Fees Summary	Oct. 22, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,060,000
Previously Paid Amount	0
Total Fee Amount	152,956.09
Total Offset Amount	0
Net Fee	$ 152,956.09